Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes
10. Income Taxes
     The components of the Company’s deferred tax assets (liabilities) at December 31, 2010 and 2009 are as follows: (Amounts in thousands)

	2010	2009
Deferred Tax Assets:
Net operating loss carry-forwards	$74,444	$67,923
Stock-based awards	324	1,205
Research & development credits	2,444	2,183
Capital loss carry forward	1,575	1,592
Other	201	445

Total Deferred tax assets	78,988	73,348
Valuation allowance	(78,988)	(73,348)

Net deferred tax asset	$—	$—

     After consideration of the available evidence, both positive and negative, the Company has determined that a full valuation allowance at December 31, 2010 and 2009, is necessary to reduce the deferred tax assets to the amount that will more likely than not be realized. The valuation allowance increased by approximately $5,640,000 and approximately $8,466,000 for the years ended December 31, 2010 and 2009, respectively, due primarily to the increase in federal and state net operating loss carry-forwards.
     At December 31, 2010, the Company had net operating loss carry-forwards of approximately $203,314,000 for U.S. income tax purposes, which will begin to expire in 2021 and state operating loss carry-forwards of $66,723,000 in Massachusetts that begin expiring in 2011 and $32,163,000 in California that begin to expire in 2028. The Company also had tax credits of $2,687,000 related to federal and state research and development activities which begin to expire in 2021. The Company recorded a capital loss carryover of approximately $4,000,000 in 2009 that generated a deferred tax asset of $1,575,000.
     The future utilization of the net operating loss carry-forwards and credit carry-forwards may be subject to an annual limitation due to ownership changes that could have occurred in the past or that may occur in the future under the provisions of IRC Section 382 or 383 of the internal revenue code.
     The Company has not, as yet, conducted a study of its research and development credit carry-forwards. This study may result in an adjustment to the Company’s research and development credit carry-forwards, however, until a study is completed and any adjustment is known, no amounts are presented as an uncertain tax position. A full valuation allowance has been provided against the Company’s research and development credits and if an adjustment is required, this adjustment would be offset by any adjustment to the deferred tax asset established for the research and development credit carry-forward and the valuation allowance.
     In 2010, the Company received $733,000 in tax credit grants under the U.S. Government’s Qualifying Therapeutic Discovery Project for qualified research and development expenses. These proceeds have been recognized as other income.
     The Company provides for income taxes under the liability method in accordance with the FASB’s guidance on accounting for income taxes. As all of the Company’s deferred tax assets have been reserved for in a valuation allowance, no provision for (benefit from) income taxes have been recorded in the accompanying consolidated financial statements.
     A reconciliation of the federal statutory rate to the Company’s effective tax rate is as follows:

	Years Ended
	December 31,
	2010	2009
Income tax benefit at federal statutory rate	34.0%	34.0%
Increase (decrease) in tax resulting from:
State income taxes	3.6	6.4
State rate change	(1.6)	—
Federal research credits	1.2	1.0
Warrants	(8.6)	3.0
Federal Net Operating Loss adjustment	6.7	(38.2)
State Net Operating Loss expired and adjusted	(6.9)	21.7
Stock Compensation Adjustment	(4.1)	—
Capital Loss	—	6.4
Permanent items	(0.6)	(0.1)
Change In Valuation Allowance	(23.7)	(34.2)

Provision for income taxes	—%	—%

     The provisions of FIN 48 (as codified under ASC 740), were adopted by the Company on January 1, 2007. ASC 740 clarifies the accounting for income taxes, by prescribing a minimum recognition threshold that a tax position is required to meet before being recognized in the financial statements. ASC 740 also provides guidance on de-recognition, measurement, classification, interest and penalties, accounting in interim periods, disclosure and transition. The implementation of ASC 740 did not have a material impact on the Company’s financial position, cash flows or results of operations. At December 31, 2010 and 2009, the Company had no unrecognized tax benefits.
     There are currently no federal or state audits in progress, tax years still subject to examination for Federal and the State of Massachusetts and California authorities include all prior years due to the existence of net operating loss carry-forwards. However, the statute of limitation for assessment by the internal revenue service and state authorities is only open for tax years ended December 31, 2007, 2008 and 2009.